UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Valley National Bancorp

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on April 19, 2021.

VALLEY NATIONAL BANCORP	Meeting Information Meeting Type: Annual Meeting For holders as of: February 22, 2021 Date: April 19, 2021 Time: 3:00 p.m., Eastern Time

Location: Meeting live via the Internet-please visit
www.virtualshareholdermeeting.com/VLY2021.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit

www.virtualshareholdermeeting.com/VLY2021 and be sure to have the information that is printed in the box marked by the arrow (located on the following page).

VALLEY NATIONAL BANK FOR RETURNED BAD ADDRESS C/O PROXY SERVICES P.O. BOX 9163 FARMINGDALE, NY 11735

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
COMBINED DOCUMENT
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy.Please choose one of the following methods to make your request:
1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 5, 2021 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote By Internet:
Before The Meeting:
Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.
During The Meeting:
Go to www.virtualshareholdermeeting.com/VLY2021. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR

the following proposals:

1.  ELECTION OF 11 DIRECTORS:

1a.   Andrew B. Abramson

1b.  Peter J. Baum

1c.   Eric P. Edelstein

1d.  Marc J. Lenner

1e.   Peter V. Maio

1f.   Ira Robbins

1g.  Suresh L. Sani

1h.  Lisa J. Schultz

1i.   Jennifer W. Steans

1j.   Jeffrey S. Wilks

1k.  Dr. Sidney S. Williams, Jr.

2.  An advisory vote on named executive officer compensation;

3.  Ratification of the appointment of KPMG LLP as Valley’s independent registered public accounting firm for the fiscal year ending December 31, 2021;

4.  Adoption of the Valley National Bancorp 2021 Incentive Compensation Plan; and

The Board of Directors recommends you vote AGAINST the following proposal:

5.  A shareholder proposal if properly presented at the Annual Meeting.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.